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                                                                    EXHIBIT 99
                    MONTHLY SERVICERS CERTIFICATE
                    SERVICER:  NATIONSBANK, N.A.
                    NATIONSBANK AUTO TRUST 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement") between
NationsBank, N.A., NationsBank of Georgia,N.A.	NationsBank of Florida, N.A.,
and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to
prepare certain information each	month regarding distributions to
Certificateholders' and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below.


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
Collection Period	                                                   			Dec-97
Determination Date                                                  				1/8/98
Deposit Date                                                       				1/14/98
Distribution Date	                                                  			1/15/98

Pool Balance on the close of the last day of the preceding
 Collection Period	                                          			299,949,683.19
Less:	Principal Collections		                                   	17,738,976.67
     	Purchase Amount allocable to Principal		                           	0.00
    	 Realized Losses 		                       	                    525,983.84
                                                             -----------------
Pool Balance on the close of the last day of the Collection
 Period 		                                        		            281,684,722.68
                                                             =================
Original Pool Balance	                                     			1,066,816,806.33
Pool Factor				                                                      26.40423%

Class A Certificate Balance
    	Beginning Class A Certificate Balance	                   		290,951,192.70
    	Class A Principal Distribution to Class A Distribution
       Account	                                                  17,717,011.69
                                                             -----------------
    	Ending Class A Certificate Balance	                      		273,234,181.01
Original Class A Certificate Balance	                      			1,034,812,302.14
 Class A Pool Factor 		                                            		26.40423%

Class B Certificate Balance
	Beginning Class B Certificate Balance		                         	8,998,490.49
	Class B Principal Distribution to Class B Distribution
  Account			                                                        547,948.82
                                                             -----------------
	Ending Class B Certificate Balance                            			8,450,541.67
Original Class B Certificate Balance	                         			32,004,504.19
 Class B Pool Factor                                             				26.40423%

Class A Pass-Through Rate	                                          			5.8500%
Class B Pass-Through Rate	                                          			6.0000%

Class A Percentage		                                                		97.0000%
Class B Percentage	                                                 			3.0000%

Available Interest
	Collections and Liquidation Proceeds allocable to interest		    	2,674,137.99
	Recoveries		                                                      	104,077.24
	Purchase Amount allocable to Interest			                                 0.00
                                                             -----------------
		Total Interest Collections		                                    2,778,215.23
	Advances for the related Distribution Date		                      	458,172.87
	Less:  Outstanding Advances to be reimbursed		                    	501,637.55
                                                             -----------------
    		Total Available Interest                                  		2,734,750.55

Available Principal
	Collections and Liquidation Proceeds allocable to Principal		  	17,738,976.67
	Purchase Amount allocable to Principal		                                	0.00
                                                             -----------------
   		Total Available Principal	                                 	17,738,976.67

Deposit to Certificate Account
    	Available Interest                                        			2,734,750.55
   	 Available Principal	                                      		17,738,976.67
    	Withdrawal from Reserve Account	                                   		0.00
    	Less:  Basic Servicing Fee to be withheld from Collections  			249,958.07
                                                             -----------------
          		Net Deposit to Certificate Account	                 	20,223,769.15

Class A Interest Distribution
	   Class A Monthly Interest	                                   		1,418,387.06
	   Class A Interest Carryover Shortfall	                               		0.00
                                                             -----------------
		     Total                                                    		1,418,387.06

Class B Interest Distribution
	   Class B Monthly Interest	                                      		44,992.45
	   Class B Interest Carryover Shortfall			                               0.00
                                                             -----------------
	     	Total                                                       		44,992.45

Class A Principal Distribution
   	Class A Monthly Principal                                 			17,717,011.69
   	Class A Principal Carryover Shortfall from the preceding
      Distribution Date	                                                		0.00
                                                             -----------------
      	Total	                                                   	17,717,011.69

Class B Principal Distribution
   	Class B Monthly Principal	                                    		547,948.82
	   Class B Principal Carryover Shortfall from the preceding
      Distribution Date		                                                	0.00
                                                             -----------------
     		Total                                                      		547,948.82

Basic Servicing Fee (inc. unpaid amount from prior periods)			     	249,958.07

Distributions to the extent of Available Interest and
 Available Reserve Amount	(and Class B Percentage of
 Available Principal with respect to Class A Interest
 Distribution)
     	Unpaid Basic Servicing Fee to Servicer		                     	249,958.07
     	Class A Interest Distribution to Class A Distribution
        Account		                                                	1,418,387.06
     	Class B Interest Distribution to Class B Distribution
        Account		                                                   	44,992.45

Distributions of Available Principal, Remaining Available
  Interest	and Remaining Available Reserve Amount
     	Class A Principal Distribution to Class A Distribution
        Account		                                               	17,717,011.69
     	Class B Principal Distribution to Class B Distribution
        Account	                                                  		547,948.82
     	To Reserve Account up to Specified Reserve Account Balance		       	0.00
     	Any Remaining Amounts to Sellers			                           495,429.13


Specified Reserve Account Balance
	Greater of:
	(a) Reserve percentage applicable		                                    	5.00%
     Pool Balance on last day of Collection Period times
       reserve percentage applicable	                          		14,084,236.13
	(b) Lesser of: Deposit from Available Interest and Available
         Principal
       		(i)  floor amount stated or		                           13,335,210.08
       		(ii) Pool Balance on last day of Collection Period
		      plus interest through Scheduled Distribution Date	     	367,327,956.69
	Specified Reserve Account Balance		                            	14,084,236.13

Reserve Account
	Beginning Balance                                            			14,997,484.16
	Deposit from Available Interest and Available Principal	               		0.00
	Investment Earnings	                                              		69,900.90
	Less:  Withdrawal from Reserve Account and deposit to C
        Certificate Account to cover:
         		Accrued and unpaid Basic Servicing Fees                      		0.00
         		Amounts to be distributed to Certificateholders'             		0.00
         		Reimb. to Servicer for Outstanding Advances
             associated with Defaulted Accounts                    		24,104.86
	Less: Withdrawal by Sellers of Excess of Reserve Account
       Balance Over Specified Reserve Account Balance            			889,143.17
	Less:  Withdrawal of Investment Earnings by Servicer	             		69,900.90
                                                             -----------------
	Ending Balance	                                               		14,084,236.13
				                                                         =================
Available Reserve Account Balance			                            	14,084,236.13

Realized Losses                                                 				525,983.84
Net Loss Ratio (annualized)
	For the current Collection Period	                                    		1.74%
	For the preceding Collection Period		                                  	2.39%
	For the second preceding Collection Period                           			2.06%
Average Net Loss Ratio (Specified Reserve Account Balance
 increases if greater than 1.50%)	                                    			2.06%

Delinquency Analysis
	Number of Loans
      		   30 to 59 days past due 	                                     	1,404
      		   60 to 89 days past due                                        		285
      		   90 or more days past due                                      		266
                                                             -----------------
     	Total	                                                            	1,955

	Principal Balance
		         30 to 59 days past due 	                             	10,833,774.71
      		   60 to 89 days past due 	                              	2,140,475.92
      		   90 or more days past due                             		2,237,138.55
                                                             -----------------
    		Total	                                                    	15,211,389.18

Delinquency Ratio
	For the current Collection Period	                                    		1.55%
	For the preceding Collection Period		                                  	1.36%
	For the second preceding Collection Period		                           	1.29%
Average Delinquency Ratio (Specified Reserve Account Balance
 increases if greater than 1.25%)                                    				1.40%

Collateral Repossessed and Held by the Trust
	Number	                                                                 		150
	Principal Balance	                                             		1,269,093.07

Weighted Average Computations
	Weighted Average Coupon	                                          		10.58720%
	Weighted Average Original Term			                                       60.96
	Weighted Average Remaining Term	                                      		27.63

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